UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2017
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On July 14, 2017, Northrim BanCorp, Inc. (the "Company") provided a notice of redemption to the trustee and the security holders to redeem, in whole, the outstanding trust preferred securities listed below on the date specified for such security.

Trust	Security	Principal Amount	Redemption Date	Trustee
Northrim Capital Trust I, a Delaware statutory trust ("NCT I")	Floating Rate Preferred Securities	$8,000,000	August 15, 2017	Bank of New York

The  above listed trust preferred securities are being redeemed,  along with the common securities issued by NCT I and held by the Company, as a result of the concurrent redemption by the Company of 100% of the Company's outstanding unsecured junior subordinated deferrable interest notes (the "Debt Securities"), with an aggregate principal amount of $8,000,000, issued to NCT I.  The redemption price for the Debt Securities will be equal to 100% of the principal amount of the Debt Securities being redeemed plus accrued interest, if any, up to, but not including, the date of redemption. The redemption will be funded with excess cash currently available to the Company.

The proceeds from the redemption of the Debt Securities will be simultaneously applied to redeem all of the outstanding shares of all of the classes of securities issued by NCT I at a price of 100% of the aggregate liquidation amount of such securities plus accumulated but unpaid distributions up to but not including the date of redemption.

On July 14, 2017, the Company issued a press release announcing the redemption of the trust preferred securities. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

99.1	Press Release dated July 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

July 14, 2017	By:	/s/ Latosha M. Frye
Name: Latosha M. Frye
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 14, 2017